SEPTEMBER 30, 2000


Davis International Total Return Fund







[DAVIS FUNDS LOGO]

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Shareholder:

The Davis International Total Return Fund's Class A shares delivered a total return on net asset value of 4.86% for the one-year period ended September 30, 2000.(1) During the same time period, the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index generated a return of 3.42%.(2)

FOCUSED ON LONG-TERM THEMES
The Fund's performance this year has been driven to a significant degree by its weighting in technology companies. We are strong believers in technology over the long term because we see the potential for productivity enhancements outside the United States similar to what we have experienced in this country over the past 10 years. Two large holdings in this area are Netherlands-based Philips Electronics(3), which derives 50% of its earnings from semiconductor chip manufacturing, and SAP, a software company headquartered in Germany.

Changing demographics is another long-term theme that is well represented in the portfolio through our emphasis on financial services companies. The aging of the world's population will have a big impact on the development of pension fund systems both in Europe and Japan and create growing demand for financial services from private pension funds. The Fund seeks to capitalize on this trend by investing in companies such as online broker Direkt Anlage Bank in Germany, UniCredito Italiano in Italy and Nomura Securities in Japan.

Taken together, investments in the financial services and technology sectors account for approximately half of the Fund's assets. We expect these sectors will remain important investment themes going forward.

LOOKING BEYOND NEAR-TERM VOLATILITY
International markets have been fairly volatile since midsummer largely due to concerns about higher oil prices, currency weakness related to the euro and pre-announcements of disappointing earnings. Higher oil prices will hamper economic growth, particularly in Europe and Asia, which have a greater sensitivity to oil prices. Although the weaker euro has been a positive factor for European exports, it is negatively impacting the region's inflation outlook. Inflation in Europe is higher now than originally anticipated in a period when economic growth is beginning to slow. At the same time, moderating demand for technology has led many companies to pre-announce unsatisfactory earnings, and there are continuing concerns about capital spending for technology as we move into 2001.

REGIONAL INVESTMENT STRATEGIES
The Fund is underweighted in Japan primarily because the country's economic recovery appears to be losing steam. Consumption, which is a crucial part of the economy, remains weak as disinflation continues to be one of Japan's biggest problems. Consumers will not spend when they expect that goods and services will become cheaper every day. Although big businesses are reporting better outlooks, smaller companies, which currently represent about two-thirds of the Japanese economy, are still fairly negative about their prospects over the next six months.

We are neutral on Asia due to slowing world growth and the impact of high oil prices. Our holdings there consist primarily of certain property companies in Hong Kong. In addition, we have some exposure to technology through semiconductor manufacturer Taiwan Semiconductor.

We are also neutral on Europe, which represents a slight shift in emphasis for the Fund. We think the economic recovery is peaking in Europe and have concerns about higher inflation due to higher oil prices and the weaker euro. We have positioned the Fund more defensively in Europe by increasing our exposure to financial services companies such as Banco Popular Espanol4 in Spain and pharmaceutical companies such as Schering(4) in Germany.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Latin America is a relatively new investment arena for the Fund. Our exposure there is based on the fact that we anticipate an improving outlook for Mexico, which is an exporter of oil and thus a beneficiary of oil price hikes. We have invested in Telefonos de Mexico both because the company should benefit from the better economic outlook and because it is expected to spin off its mobile phone operations sometime in the fourth quarter.

A RESEARCH-DRIVEN APPROACH
We think hands-on research is vital. That is why our research and portfolio management team spends so much time visiting the various regions of the world and getting to know company managements before we invest. Businesses may face equal opportunities within a particular market, but management's competency at capitalizing on those opportunities is critical to a company's ongoing success.

One significant change for international investors and another reason for the importance of rigorous research is the increasing focus on sector returns in global markets. Sectors now move more in tandem around the world than they ever have before. For example, technology stocks tend to rise and fall together regardless of the regions in which companies operate. We think this is largely due to the fact that investors are becoming more sophisticated in the way they view international markets and feel more comfortable investing in each sector overseas. While it is still important to determine which countries are expected to provide the best relative opportunities in mapping out an international investment strategy, it is perhaps even more important today to identify those sectors that are likely to outperform.

WHAT IS THE INVESTMENT OUTLOOK?
Although it has been a difficult year for international equities and we are cautious over the near term, we remain optimistic about the long term. International diversification is important because each region offers comparative advantages and, by carefully investigating each region, we are able to find fairly unique companies. Looking ahead we see excellent opportunities because of the growth in pension fund investing in Europe and Japan and the need for enhanced productivity to enable these economies to continue to move forward and stay competitive.

Sincerely,



/s/ Sheila Hartnett-Devlin
-----------------------------------------
Sheila Hartnett-Devlin
Portfolio Manager

November  3, 2000
--------------------------
Franklin Resources, Inc. (operating as Franklin Templeton Investments) of San Mateo, CA, and Fiduciary Trust Company International of New York announced on October 25, 2000, that they have signed a definitive agreement under which Franklin Resources will acquire Fiduciary Trust International in an all-stock transaction valued at approximately $825 million. Based on current assets, the combined entity would have more than $280 billion in assets under management worldwide. Fiduciary Trust Company International is the ultimate parent company of Fiduciary International, Inc., the sub-adviser for Davis International Total Return Fund.

The transaction, which is subject to shareholder and regulatory approvals and other customary closing conditions, is expected to be completed in the first quarter of calendar 2001. It is not expected that the transaction will result in any change in the manner in which the Fund will be managed. However, the Fund's Board of Directors will consider what, if any, action will be necessary in the future. Shareholders will be kept informed of any material developments.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis International Total Return Fund, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis International Total Return Fund's Class A shares for the periods ended September 30, 2000. Returns for other classes of shares will vary from the following figures:

* (Without a 4.75% sales charge taken into consideration)

-------------------------------------------------------------------------------------------------------
                                            1           5           10
              FUND NAME                    YEAR        YEAR        YEAR            INCEPTION
              ---------                    -----       ----        ----            ---------
-------------------------------------------------------------------------------------------------------
Davis International Total Return A        4.86%       1.77%         N/A          4.65% - 02/01/95
-------------------------------------------------------------------------------------------------------


** (With a 4.75% sales charge taken into consideration)

-------------------------------------------------------------------------------------------------------
                                            1           5           10
              FUND NAME                    YEAR        YEAR        YEAR            INCEPTION
              ---------                    -----       ----        ----            ---------
-------------------------------------------------------------------------------------------------------
Davis International Total Return A       (0.09)%      0.78%         N/A          3.75% - 02/01/95
-------------------------------------------------------------------------------------------------------


(2) The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of more than $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in the index.

(3) See the Fund's Schedule of Investments for a detailed list of portfolio holdings.

(4) The fund did not own Banco Popular Espanola and Schering as of 9/30/00, as of 10/31/00 these securities represented 1.71% and 1.00% of net assets, respectively.

This report reflects the professional opinions of portfolio manager Sheila Hartnett-Devlin. All investments involve some degree of risk; there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

An investment in the Fund is not a deposit of any bank and is not insured nor guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS A SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

================================================================================

Average Annual Total Return For the Periods                          Non-Annualized Total Return For the Period
ended September 30, 2000.                                            ended September 30, 2000
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                      CLASS Y SHARES
(This calculation includes an initial sales charge of 4 3/4%).      (There is no sales charge applicable to this calculation).
One Year ..............................      (0.09%)
Five Year .............................       0.78%                 Life of Class (May 5, 2000
Life of Class (February 1, 1995                                          through September 30, 2000)......        3.13%
     through September 30, 2000)......        3.75%
------------------------------------------------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class A shares of Davis International Total Return Fund on February 1, 1995 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by September 30, 2000 the value of your investment would have grown to $12,318 - a 23.18% increase on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                    DITRF CLASS A       EAFE INDEX
                    -------------       ----------
 2/1/95                 9,525             10,000
9/30/95                11,286             11,138
9/30/96                12,174             12,134
9/30/97                12,505             13,648
9/30/98                10,175             12,546
9/30/99                11,747             16,476
9/30/00                12,318             17,041

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS B SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

================================================================================
Average Annual Total Return For the Periods ended September 30, 2000.

------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year...................................................... (0.10%)
Five Year ....................................................  0.48%
Life of Class (February 1, 1995 through September 30, 2000)...  3.55%
------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class B shares of Davis International Total Return Fund on February 1, 1995 (inception of
Fund). As the chart shows, by September 30, 2000 the value of your investment, after deducting any applicable contingent deferred sales charge, would have grown to $12,186 - a 21.86% increase on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                    DITRF CLASS B       EAFE INDEX
                    -------------       ----------
 2/1/95                10,000             10,000
9/30/95                11,790             11,138
9/30/96                12,627             12,134
9/30/97                12,851             13,649
9/30/98                10,350             12,546
9/30/99                11,825             16,476
9/30/00                12,186             17,041


Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS C SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA FAR EAST INDEX

================================================================================
Average Annual Total Return For the Periods ended September 30, 2000.

-----------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year......................................................  3.18%
Life of Class (August 19, 1997 through September 30, 2000).... (1.50%)
-----------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class C shares of Davis International Total Return Fund on August 19, 1997 (inception of class). As the chart shows, by September 30, 2000 the value of your investment would have been $9,539 - a 4.61% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                    DITRF CLASS C       EAFE INDEX
                    -------------       ----------
8/19/97                10,000             10,000
9/30/97                 9,887             10,562
9/30/98                 7,974              9,709
9/30/99                 9,157             12,749
9/30/00                 9,539             13,187

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2000

================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities       10.5%
Preferred Stocks                                          1.7%
Common Stocks                                            87.8%


SECTOR WEIGHTINGS (% OF PORTFOLIO)
----------------------------------

Food/Beverage                                             4.7%
Retail                                                    3.8%
Consumer Services                                         8.1%
Financial Services                                       29.8%
Other                                                     4.6%
Publishing                                                3.2%
Telecommunications                                       15.6%
Broadcast services                                        3.9%
Office Equipment                                          5.2%
Energy                                                    6.7%
Banking                                                   5.0%
Technology                                                9.4%


TOP 10 HOLDINGS                        SECTOR               % OF FUND NET ASSETS
--------------------------------------------------------------------------------
Julius Baer Holding Ltd.               Financial Services          4.82%
Canon Inc.                             Office Euipment             4.67%
Alcatel                                Telecommunications          4.49%
Koninklijke Philips Electronics NV     Technology                  4.33%
Sun Hung Kai Properties Ltd.           Financial Services          4.13%
Tokyo Broadcasting System, Inc.        Broadcast Services          3.53%
Investor AB-Class B                    Financial Services          3.48%
The Nomura Securities Co., Ltd.        Financial Services          3.43%
Carrefour SA                           Retail                      3.42%
Cheung Kong Holdings Ltd.              Financial Services          3.12%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 1999 THROUGH SEPTEMBER 30, 2000

================================================================================
NEW POSITIONS ADDED (10/1/99-9/30/00)
(HIGHLIGHTED POSITIONS ARE THOSE GREATER THAN 2.50% OF 9/30/00 TOTAL NET
ASSETS.)

                                                                                                    % OF 9/30/00
                                                                                     DATE OF 1ST        FUND
SECURITY                                                  SECTOR                      PURCHASE       NET ASSETS
---------------------------------------------------------------------------------------------------------------
ABB Ltd.                                                  R&D Services                 3/16/00              -
Accor SA                                                  Hotels & Motels               8/1/00             0.99%
Adecco SA, Registered                                     Consumer Services            3/21/00             2.39%
Alcatel                                                   Telecommunications           3/16/00             4.49%
Amvescap PLC                                              Financial Services           8/29/00             2.20%
Asahi Breweries, Ltd.                                     Beverages                    5/24/00              -
Banco Bilbao Vizcaya Argentaria, SA                       Banking                       6/8/00             2.65%
The Bank of Tokyo - Mitsubishi, Ltd.                      Banking                      3/16/00              -
Bayerische Motoren Werke AG                               Consumer Services            8/22/00             2.16%
BP Amoco PLC                                              Energy                        6/8/00              -
Canon Inc.                                                Office Equipment             3/16/00             4.67%
Cap Gemini SA                                             Computer Services            1/11/00              -
Carrefour SA                                              Retail                       1/19/00             3.42%
Cheung Kong Holdings Ltd.                                 Financial Services            1/6/00             3.12%
COLT Telecom Group PLC                                    Telecommunications            1/7/00             1.21%
Deltathree.com, Inc.                                      Internet                    11/22/99              -
Direkt Anlage Bank AG                                     Financial Services           3/17/00             2.60%
Ebookers.com PLC                                          Internet                    11/11/99              -
EMI Group PLC                                             Leisure & Recreation         3/16/00              -
Equant NV                                                 Computer Services             1/4/00              -
Exel PLC                                                  Transportation               9/25/00             0.49%
Granada Compass PLC                                       Consumer Services             1/5/00             2.73%
Hitachi, Ltd.                                             Electronics                   1/6/00              -
I-Cable Communications Ltd.                               Cable Television Services   11/18/99              -
International Business Machines Corp.                     Computer Services           10/28/99              -
Intershop Communications AG                               Telecommunications           1/19/00             1.88%
Investor AB-Class B                                       Financial Services            2/8/00             3.48%
Julius Baer Holding Ltd.                                  Financial Services            1/5/00             4.82%
Korea Thrunet Co., Ltd.                                   Internet                    11/16/99              -
Misys PLC                                                 Computer Services             1/7/00              -
NDS Group PLC                                             Internet                    11/22/99              -
Nokia Oyj                                                 Telecommunications            1/4/00             1.42%
The Nomura Securities Co., Ltd.                           Financial Services           3/16/00             3.43%
Nortel Networks Corp.                                     Telecommunications           8/17/00             2.09%
ROHM Co., Ltd.                                            Electronics                  3/16/00              -
San Paolo - IMI SpA                                       Banking                       4/7/00              -
Schlumberger Ltd.                                         Energy                        6/8/00             2.88%
Sharp Corp.                                               Electronics                   1/6/00              -
Singapore Press Holdings Ltd.                             Publishing                   7/28/00             0.95%
Societe Europeenne des Satellites                         Telecommunications           3/22/00             1.33%
StarMedia Network, Inc.                                   Internet                      1/6/00              -
Sun Hung Kai Properties Ltd.                              Financial Services           3/16/00             4.13%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 1999 THROUGH SEPTEMBER 30, 2000

================================================================================
NEW POSITIONS ADDED (10/1/99-9/30/00) - CONTINUED
(HIGHLIGHTED POSITIONS ARE THOSE GREATER THAN 2.50% OF 9/30/00 TOTAL NET
ASSETS.)

                                                                                                    % OF 9/30/00
                                                                                   DATE OF 1ST          FUND
SECURITY                                                  SECTOR                     PURCHASE        NET ASSETS
---------------------------------------------------------------------------------------------------------------
Telefonica, SA                                            Telecommunications           3/16/00              -
Telefonos de Mexico SA de CV ADR                          Telecommunications           9/18/00             1.58%
Telewest Communications PLC                               Cable Television Services    1/20/00              -
Tokyo Broadcasting System, Inc.                           Broadcast Services           3/28/00             3.53%
Total Fina Elf SA                                         Energy                        5/5/00             3.08%
Tyco International Ltd.                                   Diversified Manufacturing    11/8/99              -
UniCredito Italiano SpA                                   Banking                      8/23/00             1.79%
Wolters Kluwer NV                                         Publishing                    8/1/00              -


POSITIONS CLOSED (10/1/99-9/30/00) (GAINS OR LOSSES GREATER THAN $250,000 ARE HIGHLIGHTED.)

                                                                                   DATE OF FINAL
SECURITY                                                   SECTOR                       SALE            GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
ABB Ltd.                                                  R&D Services                 9/21/00            $(163,077)
Ace Ltd.                                                  Insurance                     1/7/00             (609,508)
Adidas-Salomon AG                                         Consumer Products             3/8/00             (416,547)
Aldeasa, SA                                               Retail                        3/9/00             (518,895)
American Home Products Corp.                              Pharmaceuticals               3/7/00               (4,047)
Asahi Breweries, Ltd.                                     Beverages                    7/31/00             (115,196)
The Bank of Tokyo - Mitsubishi, Ltd.                      Banking                      7/25/00             (282,963)
BP Amoco PLC                                              Energy                        8/8/00              (15,677)
Bristol-Myers Squibb Co.                                  Pharmaceuticals               3/9/00             (105,458)
Cap Gemini SA                                             Computer Services            8/23/00             (279,311)
Coca-Cola West Japan Co. Ltd.                             Beverages                    3/15/00                  806
Compagnie Financiere Richemont-UTS AG                     Financial Services            1/5/00              511,905
Courtaulds Textiles PLC                                   Consumer Products            1/10/00             (286,871)
Deltathree.com, Inc.                                      Internet                    11/23/99                7,531
Ebookers.com PLC                                          Internet                    11/11/99               22,999
EMI Group PLC                                             Leisure & Recreation         9/13/00             (208,459)
Equant NV                                                 Computer Services            5/24/00             (691,662)
Galeries Lafayette                                        Retail                        1/4/00              340,042
The Gillette Co.                                          Consumer Products             1/6/00             (201,206)
Globalstar Telecommunications Ltd.                        Telecommunications            3/9/00              837,680
Hitachi, Ltd.                                             Electronics                  3/15/00             (121,367)
I-Cable Communications Ltd.                               Cable Television Services   11/24/99               18,248
International Business Machines Corp.                     Computer Services             3/9/00               75,634
Korea Thrunet Co., Ltd.                                   Internet                    11/19/99              109,056
Lloyds TSB Group PLC                                      Banking                       3/9/00             (430,076)
Misys PLC                                                 Computer Services             8/23/00            (108,765)

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 1999 THROUGH SEPTEMBER 30, 2000

================================================================================
POSITIONS CLOSED (10/1/99-9/30/00) - CONTINUED (GAINS OR LOSSES GREATER THAN $250,000 ARE HIGHLIGHTED.)

                                                                                   DATE OF FINAL
SECURITY                                                   SECTOR                       SALE            GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Monsanto Co.                                              Pharmaceuticals               1/4/00           (490,112)
NDS Group PLC                                             Internet                    11/23/99             11,124
Newsquest PLC                                             Publishing                  10/28/99            512,802
Old Mutual PLC                                            Insurance                    3/31/00             74,071
Pharmacia & Upjohn, Inc.                                  Pharmaceuticals               1/4/00           (223,492)
Philip Morris Cos., Inc.                                  Consumer Products             3/7/00           (595,289)
ROHM Co., Ltd.                                            Electronics                  6/20/00            (83,419)
Saatchi & Saatchi PLC                                     Adversising                  6/20/00            518,663
San Paolo - IMI SpA                                       Banking                      8/23/00             81,139
Sharp Corp.                                               Electronics                  9/18/00           (226,556)
StarMedia Network, Inc.                                   Internet                     5/24/00           (321,684)
Swiss Reinsurance Co., Registered                         Insurance                     1/5/00            (11,882)
Telefonica, SA                                            Telecommunications           8/28/00           (241,903)
Telegraaf Holdings MIJ - CVA                              Publishing                    3/9/00             57,231
Telewest Communications PLC                               Cable Television Services    7/26/00           (327,297)
Transatlantic Holdings, Inc.                              Insurance                     3/9/00           (162,680)
Tyco International Ltd.                                   Diversified Manufacturing     3/9/00             83,457
UBS-AG, Registered                                        Banking                       1/4/00           (100,122)
VNU NV                                                    Publishing                   3/15/00            258,594
Wolters Kluwer NV                                         Publishing                   9/18/00            (71,404)
WPP Group PLC                                             Advertising                  3/31/00          2,156,358

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At September 30, 2000
================================================================================

                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
COMMON STOCKS - (87.80%)                                                                            --------
                  CANADA - (2.09%)
        10,000    Nortel Networks Corp.......................................................  $       595,625
                              [LINE CHART OMITTED]
                  FINLAND - (1.42%)
        10,000    Nokia Oyj..................................................................          405,818
                                                                                               ---------------
                  FRANCE - (11.98%)
         7,600    Accor SA...................................................................          282,496
        20,000    Alcatel....................................................................        1,281,333
        13,220    Carrefour SA...............................................................          977,729
         6,000    Total Fina Elf SA..........................................................          878,927
                                                                                               ---------------
                                                                                                     3,420,485
                                                                                               ---------------
                  GERMANY - (6.64%)
        18,000    Bayerische Motoren Werke AG................................................          616,415
        15,000    Direkt Anlage Bank AG*.....................................................          742,350
         8,250    Intershop Communications AG*...............................................          538,071
                                                                                               ---------------
                                                                                                     1,896,836
                                                                                               ---------------
                  HONG KONG - (7.25%)
        74,000    Cheung Kong Holdings Ltd...................................................          892,195
       125,000    Sun Hung Kai Properties Ltd................................................        1,178,413
                                                                                               ---------------
                                                                                                     2,070,608
                                                                                               ---------------
                  ITALY - (3.70%)
        45,800    Arnoldo Mondadori Editore SpA..............................................          545,613
        98,000    UniCredito Italiano SpA....................................................          511,850
                                                                                               ---------------
                                                                                                     1,057,463
                                                                                               ---------------
                  JAPAN - (13.23%)
        30,000    Canon Inc..................................................................        1,332,468
        45,000    The Nomura Securities Co., Ltd.............................................          980,574
         4,500    Sony Corp..................................................................          457,231
        25,000    Tokyo Broadcasting System, Inc.............................................        1,008,389
                                                                                               ---------------
                                                                                                     3,778,662
                                                                                               ---------------
                  LUXEMBOURG - (1.33%)
         2,500    Societe Europeenne des Satellites..........................................          379,995
                                                                                               ---------------
                  MEXICO - (1.58%)
         8,500    Telefonos de Mexico SA de CV ADR ..........................................          452,094
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 2000
================================================================================

                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
COMMON STOCKS - CONTINUED                                                                           --------

                  NETHERLANDS - (10.11%)
        15,000    Heineken NV................................................................  $       835,144
        12,198    ING Groep NV...............................................................          813,673
        28,712    Koninklijke Philips Electronics NV.........................................        1,237,501
                                                                                               ---------------
                                                                                                     2,886,318
                                                                                               ---------------
                  SINGAPORE - (0.95%)
        18,000    Singapore Press Holdings Ltd...............................................          270,132
                                                                                               ---------------
                  SPAIN - (2.65%)
        50,000    Banco Bilbao Vizcaya  Argentaria, SA.......................................          756,468
                                                                                               ---------------
                  SWEDEN - (3.48%)
        70,000    Investor AB-Class B........................................................          993,760
                                                                                               ---------------
                  SWITZERLAND - (8.52%)
         1,050    Adecco SA, Registered......................................................          681,478
           265    Julius Baer Holding Ltd....................................................        1,376,713
         1,500    The Selecta Group, Registered..............................................          375,203
                                                                                               ---------------
                                                                                                     2,433,394
                                                                                               ---------------
                  TAIWAN - (0.79%)
        11,020    Taiwan Semiconductor Manufacturing Co., Ltd. ADR*..........................          224,533
                                                                                               ---------------
                  UNITED KINGDOM - (9.20%)
        29,000    Amvescap PLC...............................................................          628,075
        12,000    COLT Telecom Group PLC*....................................................          344,288
         8,800    Exel PLC...................................................................          139,117
        24,359    Glaxo Wellcome PLC.........................................................          737,678
        83,200    Granada Compass PLC*.......................................................          778,872
                                                                                               ---------------
                                                                                                     2,628,030
                                                                                               ---------------
                  UNITED STATES OF AMERICA - (2.88%)
        10,000    Schlumberger  Ltd..........................................................          823,125
                                                                                               ---------------

                        TOTAL COMMON STOCKS - (identified cost $23,371,351).................        25,073,346
                                                                                               ---------------

PREFERRED STOCKS - (1.73%)

                  GERMANY - (1.73%)
         2,000    SAP AG - (identified cost $205,836)........................................          494,982
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 2000

================================================================================

                                                                                                     VALUE
    PRINCIPAL                                                                                       (NOTE 1)
SHORT TERM - (9.47%)                                                                                --------
$      660,000    Donaldson, Lufkin & Jenrette Securities Corp. Repurchase Agreement,
                     6.67%, 10/02/00, dated 09/29/00, repurchase value of $660,367
                    (collateralized by: U.S. Government obligations in a pooled cash
                    account).................................................................  $       660,000
     1,385,000    Goldman Sachs  & Co. Repurchase Agreement, 6.63%, 10/02/00,
                     dated 09/29/00, repurchase value of $1,385,765 (collateralized by:
                    U.S. Government obligations in a pooled cash account) ...................        1,385,000
       660,000    Prudential Securities Inc. Repurchase Agreement, 6.66%, 10/02/00,
                     dated 09/29/00, repurchase value of $660,366 (collateralized by:
                    U.S. Government obligations in a pooled cash account)....................          660,000
                                                                                               ---------------

                        TOTAL SHORT TERM INVESTMENTS
                            - (identified cost $2,705,000)...................................        2,705,000
                                                                                               ---------------


                           TOTAL INVESTMENTS - (identified cost $26,282,187) -
                               (99.00%) (a)..................................................       28,273,328
                           OTHER ASSETS LESS LIABILITIES - (1.00%)...........................          284,359
                                                                                               ---------------
                           Net assets - (100%)...............................................  $    28,557,687
                                                                                               ===============

(a) Aggregate cost for Federal income tax purposes is $26,282,187.

*  Non income-producing security.

At September 30, 2000, unrealized appreciation (depreciation) of securities for
Federal Income Tax purposes was as follows:
                  Unrealized appreciation....................................................  $     3,522,761
                  Unrealized depreciation....................................................       (1,531,620)
                                                                                               ---------------
                    Net unrealized appreciation.............................................   $     1,991,141
                                                                                               ===============



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - At September 30, 2000
================================================================================

ASSETS:
     Investments in securities, at value (identified cost - $26,282,187) (See accompanying
         Schedule of Investments).........................................................   $      28,273,328
     Cash.................................................................................               9,967
     Receivables:
         Dividends and interest...........................................................              55,980
         Capital stock sold...............................................................           1,168,443
         Investment securities sold.......................................................             158,672
         From adviser.....................................................................               5,839
                                                                                             -----------------
              Total assets................................................................          29,672,229
                                                                                             -----------------

LIABILITIES:
     Payables:
         Investment securities purchased..................................................             134,238
         Capital stock redeemed...........................................................             942,868
     Accrued expenses.....................................................................              37,436
                                                                                             -----------------
              Total liabilities...........................................................           1,114,542
                                                                                             -----------------
NET ASSETS ...............................................................................   $      28,557,687
                                                                                             =================
     CLASS A SHARES
         Net assets.......................................................................   $      24,066,908
         Shares outstanding...............................................................           2,146,169
         Net asset value and redemption price per share...................................            $  11.21
                                                                                                      ========
         Maximum offering price per share (100/95.25 of $11.21)*..........................            $  11.77
                                                                                                      ========
     CLASS B SHARES
         Net assets.......................................................................   $       4,026,067
         Shares outstanding...............................................................             377,794
         Net asset value and redemption price per share...................................            $  10.66
                                                                                                      ========
     CLASS C SHARES
         Net assets.......................................................................   $         463,781
         Shares outstanding...............................................................              42,271
         Net asset value and redemption price per share...................................            $  10.97
                                                                                                      ========
     CLASS Y SHARES
         Net assets.......................................................................   $             931
         Shares outstanding...............................................................                  83
         Net asset value and redemption price per share...................................            $  11.22
                                                                                                      ========
NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $           2,566
     Additional paid-in capital...........................................................          26,238,973
     Accumulated net investment loss......................................................            (115,089)
     Net unrealized appreciation on investments and translation of assets and liabilities in
         foreign currencies...............................................................           1,991,141
Accumulated net realized gains from investments and foreign currency transactions.........             440,096
                                                                                             -----------------
              Net assets..................................................................   $      28,557,687
                                                                                             =================

*    On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF OPERATIONS - For the year ended September 30, 2000

================================================================================

INVESTMENT INCOME (LOSS):
     Income:
         Dividends (Net of foreign withholding taxes of $66,816)..........................   $         204,472
         Interest.........................................................................             169,486
                                                                                             -----------------
              Total income................................................................             373,958
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................  $       354,934
         Custodian fees................................................           58,908
         Transfer agent fees
           Class A.....................................................           16,945
           Class B.....................................................            7,280
           Class C.....................................................              561
           Class Y.....................................................              -
         Audit fees....................................................           14,950
         Legal fees....................................................           11,937
         Accounting fees (Note 3)......................................            8,004
         Reports to shareholders.......................................           51,294
         Directors' fees and expenses..................................           42,352
         Registration and filing fees .................................           56,585
         Miscellaneous.................................................            8,055
         Payments under distribution plan (Note 4)
           Class A.....................................................           18,892
           Class B.....................................................           48,027
           Class C.....................................................            3,718
                                                                         ---------------
              Total expenses..............................................................             702,442
         Reimbursement of expenses by adviser (Note 3)....................................            (126,650)
         Expenses paid indirectly (Note 7)................................................              (1,015)
                                                                                             -----------------
              Net expenses................................................................             574,777
                                                                                             -----------------
                  Net investment loss.....................................................            (200,819)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

     Net realized gain (loss) from:
         Investment transactions..........................................................           3,246,767
         Foreign currency transactions....................................................            (114,416)
     Net decrease in unrealized appreciation of investments...............................            (560,016)
                                                                                             -----------------
              Net realized and unrealized gain on investments and foreign currency........           2,572,335
                                                                                             -----------------

                  Net increase in net assets resulting from operations....................   $       2,371,516
                                                                                             =================



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                                             YEAR ENDED              YEAR ENDED
                                                                            SEPTEMBER 30,           SEPTEMBER 30,
                                                                                2000                     1999
                                                                                ----                     ----
OPERATIONS:

     Net investment income (loss)...................................          $    (200,819)        $      22,959
     Net realized gain from investments and foreign currency
         transactions...............................................              3,132,351             5,939,314
     Decrease in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies               (560,016)           (1,007,482)
                                                                              -------------         -------------
         Net increase  in net assets resulting from
              operations............................................              2,371,516             4,954,791

CAPITAL SHARE TRANSACTIONS:

     Net increase (decrease) in net assets resulting from capital share transactions (Note 5)
         Class A ...................................................             (5,322,412)           (3,797,361)
         Class B ...................................................               (770,843)           (1,654,561)
         Class C ...................................................                138,567                10,020
         Class Y ...................................................                    908               -
                                                                              -------------         -------------

         Total decrease in net assets...............................             (3,582,264)             (487,111)

NET ASSETS:

     Beginning of period............................................             32,139,951            32,627,062
                                                                              -------------         -------------

     End of period (including net investment loss of $115,089 and
             $1,143,399, respectively).............................           $  28,557,687         $  32,139,951
                                                                              =============         =============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
At September 30, 2000

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Davis International Series, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one fund, Davis International Total Return Fund (the "Fund") whose primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service or broker. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

FOREIGN CURRENCY - Amounts denominated in or expected to settle in foreign currencies ("FC") are translated into United States dollars at current exchange rates computed by State Street Bank & Trust Company ("State Street Bank"), the Fund's custodian bank. Investment securities, other assets, and liabilities are valued at the closing rate of exchange at the balance sheet date. Purchases and sales of investment securities, income and expenses are valued at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 2000

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded as an unrealized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed. Investments in forward currency contracts may expose the company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $1,229,129 and a corresponding decrease in additional paid-in capital.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 2000, were $35,505,269 and $43,346,502, respectively.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 2000

================================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average annual net assets, and 0.80% of average annual net assets in excess of $500 million.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 2000, amounted to $12,000. State Street Bank is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services paid to the Adviser for the year ended September 30, 2000, amounted to $4,516. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. Such fee amounted to $8,004 for the year ended September 30, 2000. The Adviser has agreed to reimburse the Fund for certain expenses incurred in the current fiscal year which amounted to $126,650. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

       Effective March 1, 2000 Fiduciary Trust Company International (the "Sub-Adviser") also acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.


NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended September 30, 2000, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $20,520 from commissions earned on sales of Class A shares of the Fund, of which $3,327 was retained by the underwriter and the remaining $17,193 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is reimbursed at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended September 30, 2000, was $18,892.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 2000

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)
CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1 %) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended September 30, 2000, Class B shares of the Fund made distribution plan payments which included distribution fees of $36,123 and service fees of $11,904.

       Commission advances by the Distributor during the year ended September 30, 2000, on the sale of Class B shares of the Fund amounted to $15,667, of which $13,265 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $555,910, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 2000, the Distributor received contingent deferred sales charges of $19,726 from redemptions of Class B shares of the Fund.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the year ended September 30, 2000, Class C shares of the Fund made distribution payments of $3,718. During the year ended September 30, 2000, the Distributor received $249 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 2000

================================================================================
NOTE 5 - CAPITAL STOCK


       At September 30, 2000, the Fund had 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:


CLASS A
                                                             YEAR ENDED
                                                        SEPTEMBER 30, 2000
                                                        ------------------
                                                      SHARES          AMOUNT
                                                      ------          ------
Shares subscribed.............................       3,473,746  $   41,247,157
Shares redeemed...............................      (3,872,609)    (46,569,569)
                                                 -------------  --------------
     Net decrease.............................        (398,863) $   (5,322,412)
                                                 =============  ==============


                                                             YEAR ENDED
                                                        SEPTEMBER 30, 1999
                                                        ------------------
                                                      SHARES          AMOUNT
                                                      ------          ------
Shares subscribed.............................         964,536  $   11,010,239
Shares redeemed...............................      (1,327,782)    (14,807,600)
                                                 -------------  --------------
     Net decrease.............................        (363,246) $   (3,797,361)
                                                 =============  ==============


CLASS B

                                                             YEAR ENDED
                                                        SEPTEMBER 30, 2000
                                                        ------------------
                                                      SHARES          AMOUNT
                                                      ------          ------
Shares subscribed.............................         112,904  $    1,352,410
Shares redeemed...............................        (186,907)     (2,123,253)
                                                 -------------  --------------
     Net decrease.............................         (74,003) $     (770,843)
                                                 =============  ==============

                                                             YEAR ENDED
                                                        SEPTEMBER 30, 1999
                                                        ------------------
                                                      SHARES          AMOUNT
                                                      ------          ------
Shares subscribed.............................          72,968  $      730,704
Shares redeemed...............................        (228,278)     (2,385,265)
                                                 -------------  --------------
     Net decrease.............................        (155,310) $   (1,654,561)
                                                 =============  ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
At September 30, 2000

================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)


CLASS C
                                                              YEAR ENDED
                                                         SEPTEMBER 30, 2000
                                                         ------------------
                                                       SHARES          AMOUNT
                                                       ------          ------
Shares subscribed..............................          76,558  $      877,496
Shares redeemed................................         (62,986)       (738,929)
                                                  -------------  --------------
     Net increase..............................          13,572  $      138,567
                                                  =============  ==============

                                                              YEAR ENDED
                                                         SEPTEMBER 30, 1999
                                                         ------------------
                                                       SHARES          AMOUNT
                                                       ------          ------
Shares subscribed..............................           9,748  $      106,601
Shares redeemed................................          (8,962)        (96,581)
                                                  -------------  --------------
     Net increase..............................             786  $       10,020
                                                  =============  ==============

CLASS Y
                                                             MAY 5, 2000
                                                        (INCEPTION OF CLASS)
                                                               THROUGH
                                                         SEPTEMBER 30, 2000
                                                         ------------------
                                                       SHARES          AMOUNT
                                                       ------          ------
Shares subscribed..............................              83  $          908
Shares redeemed................................          -               -
                                                  -------------  --------------
     Net increase..............................              83  $          908
                                                  =============  ==============

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS (UNAUDITED)

         A special meeting of shareholders was held on February 29, 2000. The only matter submitted for approval was consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Fund, and Fiduciary International, Inc., a Sub-Adviser for the Fund. Proxies were not solicited but a Notice of Special Meeting was mailed to all shareholders of record. Of the eligible voting power, 1,533,591,191 votes or 50.75% voted to approve the Sub-Advisory Agreement. No votes were received either against approving the Sub-Advisory Agreement or abstaining.


NOTE 7 - CUSTODIAN FEES

         Under an agreement with the custodian bank, custody fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,015 during the year ended September 30, 2000.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A


                                                               YEAR ENDED SEPTEMBER 30,
                                             ------------------------------------------------------------
                                               2000         1999          1998       1997         1996
                                               ----         ----          ----       ----         ----
Net Asset Value,
    Beginning of Period.................     $ 10.69      $  9.26       $ 11.38    $ 12.12      $   11.85
                                             --------     --------      --------   -------      ---------
Income (Loss) From
   Investment Operations
    Net Investment  Income (Loss).......       (0.12)      -               -          -              0.03
    Net Realized and Unrealized
      Gains (Losses)....................        0.64         1.43         (2.12)      0.25           0.85
                                             -------      -------       -------    -------      ---------
      Total From Investment
       Operations.......................        0.52         1.43         (2.12)      0.25           0.88
                                             -------      -------       -------    -------      ---------
Dividends and Distributions
    Net Investment  Income..............        -            -             -          -             (0.03)
    Distributions from Realized Gains...        -            -             -         (0.99)         (0.58)
                                             -------      -------       -------    -------      ---------
     Total Dividends and
        Distributions...................        -            -             -         (0.99)         (0.61)
                                             -------      -------       -------    -------      ---------
Net Asset Value, End  of Period.........     $ 11.21      $ 10.69       $  9.26    $ 11.38      $   12.12
                                             =======      =======       =======    =======      =========

Total Return (1)........................      4.86%        15.44%     (18.63)%       2.71%          7.87%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)..............   $   24,067   $   27,202    $   26,921  $ 39,740       $ 41,545
    Ratio of Expenses
      to Average Net Assets.............      1.47%(2)      1.47%(2)     1.45%(2)    1.67%(2),(3)    1.70%(2),(3)
    Ratio of Net Investment Income
      to Average Net Assets.............     (0.42)%        0.24%        0.13%        0.03%          0.23%
     Portfolio Turnover Rate(4).........       109%          154%          63%          97%            78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2000, 1999, 1998, 1997 and 1996 would have been 1.83%, 1.95%, 1.86%, 1.93% and 2.24%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.66% and 1.69% for the years ended September 30, 1997 and 1996, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B

                                                             YEAR ENDED SEPTEMBER 30,
                                             --------------------------------------------------------------
                                               2000         1999        1998           1997          1996
                                               ----         ----        ----           ----          ----
Net Asset Value,
    Beginning of Period.................     $  10.26     $   8.98    $  11.15      $  12.00       $  11.79
                                             --------     --------    ----------    --------       --------
Income (Loss) From
   Investment Operations
    Net Investment Loss.................        (0.24)        -           -            (0.10)         (0.03)
    Net Realized  and Unrealized
      Gains (Losses)....................         0.64         1.28       (2.17)         0.24           0.82
                                             --------     --------    --------      --------       --------
      Total From Investment
        Operations......................         0.40         1.28       (2.17)         0.14           0.79
                                             --------     --------    --------      --------       --------
Dividends and Distributions
    Distributions from Realized Gains...         -            -           -            (0.99)         (0.58)
                                             --------     --------    --------      --------       --------
      Total  Dividends and
         Distributions..................         -            -           -            (0.99)         (0.58)
                                             --------     --------    --------      --------       --------
Net Asset Value, End  of Period.........     $  10.66     $ 10.26     $   8.98      $  11.15       $  12.00
                                             ========     =======     ========      ========       ========

Total Return (1)........................       3.90%        14.25%      (19.46)%        1.77%          7.10%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)..............    $ 4,026     $ 4,636        $ 5,450        $ 8,230         $ 8,283
    Ratio of Expenses
      to  Average Net  Assets..........        2.50%(2)    2.51%(2),(3)  2.60%(2)      2.51%(2),(3)    2.47%(2),(3)
    Ratio of Net Investment Income
      (Loss) to Average Net  Assets.....      (1.45)%     (0.79)%       (1.02)%       (0.80)%         (0.54)%
    Portfolio Turnover Rate(4)..........        109%        154%           63%           97%             78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2000, 1999, 1998, 1997 and 1996 would have been 2.86%, 2.98%, 3.01%, 2.98% and 3.01%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.50%, 2.50% and 2.46% for the years ended September 30, 1999, 1997 and 1996, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS C


                                                                                    AUGUST 19, 1997
                                                                                  (INCEPTION OF CLASS)
                                                                                         THROUGH
                                               YEAR ENDED SEPTEMBER 30,               SEPTEMBER 30,
                                               ------------------------
                                            2000(5)        1999            1998           1997
                                            -------        ----            ----           ----
Net Asset Value,
    Beginning of Period...............    $  10.53       $   9.17       $  11.37        $  11.50
                                          --------       --------       --------        --------
Income (Loss) From
   Investment Operations
    Net Investment Loss...............       (0.20)          -              -              (0.02)
    Net Realized  and Unrealized
      Gains (Losses)..................        0.64           1.36          (2.20)          (0.11)
                                          --------       --------       --------        --------
      Total From Investment
         Operations...................        0.44           1.36          (2.20)          (0.13)
                                          --------       --------       --------        --------
Net Asset Value, End  of Period.......    $  10.97       $  10.53       $   9.17        $  11.37
                                          ========       ========       ========        ========
Total Return(1).......................       4.18%         14.83%       (19.35)%          (1.13)%

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)............      $ 464          $ 302          $  256         $   61
    Ratio of Expenses
      to  Average Net  Assets.........    2.51%(2),(3)   2.52%(2),(3)   2.78%(2),(3)      2.62%(2)*
    Ratio of Net Investment Income
       (Loss) to Average Net  Assets..      (1.45)%        (0.80)%        (1.19)%        (2.27)%*
     Portfolio Turnover Rate(4).......        109%           154%             63%            97%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2000, 1999, 1998 and the period ended September 30, 1997 would have been 2.86%, 2.99%, 3.19% and 3.14%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.50%, 2.51% and 2.77% for the years ended September 30, 2000, 1999 and 1998, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations were based on average shares outstanding for the period.

*    Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.


CLASS Y                                                 MAY 5, 2000
                                                   (INCEPTION OF CLASS)
                                                          THROUGH
                                                       SEPTEMBER 30,
                                                           2000
                                                           ----
Net Asset Value,
    Beginning of Period..........................         $ 10.88
                                                          -------
Income (Loss) From
   Investment Operations
    Net Investment Income .......................            0.02
    Net Realized and Unrealized Gain.............            0.32
                                                          -------
      Total From Investment
       Operations................................            0.34
                                                          -------

Net Asset Value, End of Period...................         $ 11.22
                                                          =======

Total Return(1)..................................            3.13%
Ratios/Supplemental Data
    Net Assets, End of
      Period ....................................         $   931
    Ratio of Expenses
      to Average Net Assets......................            1.39%(2),(3) *
    Ratio of Net Investment Income
      to Average Net Assets......................           (0.33)%*
     Portfolio Turnover Rate(4)..................             109%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets would have been 1.74%.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.38%.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
INDEPENDENT AUDITORS' REPORT


================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS INTERNATIONAL TOTAL RETURN FUND:

       We have audited the accompanying statement of assets and liabilities of Davis International Total Return Fund (a fund of Davis International Series, Inc.), including the schedule of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 1997 were audited by other auditors whose report, dated November 11, 1997, expressed an unqualified opinion on this information.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis International Total Return Fund as of September 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




                                                             KPMG LLP

Denver, Colorado
November 3, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Tucson, Arizona 85706

================================================================================


                        DIRECTORS                  OFFICERS
                        Jeremy H. Biggs            Jeremy H. Biggs
                        Christopher C. Davis          Chairman
                        G. Bernard Hamilton        Christopher C. Davis
                        Keith R. Kroeger              President
                        The Very Reverend          Kenneth C. Eich
                          James R. Leo                Vice President
                        Richard M. Murray          Sharra L. Reed
                        Theodore B. Smith Jr.         Vice President, Treasurer
                                                      & Assistant Secretary
                                                   Thomas D. Tays
                                                      Vice President & Secretary
                                                   Andrew A. Davis
                                                      Vice President


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive
Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202



================================================================================
FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR
ACCOMPANY THIS REPORT.
================================================================================

ANNUAL REPORT



Davis Selected Advisers, L.P.
2949 East Elvira Road
Suite 101
Tucson, AZ 85706
1-800-279-0279
www.davisfunds.com



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